Quantum Technologies May 2014 NASDAQ: QTWW

Unleashing Innovation Quality Certification: ISO 9001 ISO 14001 ISO/TS 16949 FORWARD-LOOKING STATEMENTS 2 This presentation contains certain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1985. Forward looking statements often address our expected future business and financial performance, and often contain words such as “may,” “could,” “will,” “should,” “assume,” “expect,” “anticipate,” “plan,” “intend,” “believe,” “predict,” “estimate,” “forecast,” “outlook,” “potential,” or “continue,” or the negative of these terms, and other comparable terminology. These forward-looking statements are based on management’s reasonable expectations and assumptions as of the date of this presentation. Various risks and other factors could cause our actual results to differ materially and adversely from those contemplated by the forward looking statements including, without limitation, the growth in and adoption of the use of compressed natural gas in truck and vehicle applications. The factors that may affect our results are listed in certain of our press releases and disclosed in our public filings with the SEC. The Company disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained in this presentation to reflect any change in management’s assumptions, beliefs or expectations or any change in events, conditions or circumstances upon which any forward-looking statements are based.

Unleashing Innovation Quality Certification: ISO 9001 ISO 14001 ISO/TS 16949 Quantum Fuel Systems: Who We Are  Expertise: Compressed Natural Gas storage tanks and systems  Publicly traded since 2002 under QTWW (Nasdaq - Capital Market)  Employees: 155  Innovate, design, engineer and manufacture CNG tanks within 150,000 square foot campus in Lake Forest, California  Well established and growing IP portfolio  Strong customer and strategic relationships with leading vehicle manufacturers , fleets and transportation companies Leader in natural gas vehicle technology with over 20 years of experience 3

Unleashing Innovation Quality Certification: ISO 9001 ISO 14001 ISO/TS 16949 Our Impressive History in CNG Systems Technology Quantum’s CNG vehicle programs and fast to market solutions began back in the mid 1990’s Bi-Fuel CNG T-400 Bi-Fuel CNG & Dedicated CNG T-800 Bi-Fuel CNG J-Car And G-Van Med-Duty Platforms 1997 2014 CNG Class7/8 Trucks 4

Unleashing Innovation Quality Certification: ISO 9001 ISO 14001 ISO/TS 16949 Our Products, Services & Technologies  CNG storage tanks ‒ Large diameter Type IV (High-capacity carbon fiber composite tanks)  CNG storage modules and systems  Fuel system and software engineering  Vehicle level system engineering and integration  Emissions testing and certification An industry leader in Type IV CNG storage tanks, systems and technologies 5

Unleashing Innovation Quality Certification: ISO 9001 ISO 14001 ISO/TS 16949 Key Markets We Serve  Heavy Duty Trucking (OEM and Aftermarket)  Medium Duty Trucks  Light Duty Trucks  Passenger Vehicles Applying same product and technology base across several natural gas vehicle markets Quantum’s Revenue Composition Heavy Duty Passenger Light Duty Medium Duty 6

Unleashing Innovation Quality Certification: ISO 9001 ISO 14001 ISO/TS 16949 Natural Gas Storage Tanks – Type IV Certifications GRPE (EIHP) NGV-2, Reiji Kijun FMVSS 304 ECE R 110 7

Unleashing Innovation Quality Certification: ISO 9001 ISO 14001 ISO/TS 16949 Our Competition Quantum’s Q-Lite tank is the most storage efficient tank in the market 5.13 4.84 3.57 3.03 2.70 2.26 L/ K g Quantum Q-Lite 8 Storage Efficiencies – L/Kg for CNG Tanks

Unleashing Innovation Quality Certification: ISO 9001 ISO 14001 ISO/TS 16949 Lake Forest, CA - Tank Production Facility Expanding Production Capacity 9

Unleashing Innovation Quality Certification: ISO 9001 ISO 14001 ISO/TS 16949 Barriers to Entry  Highly complex technology surrounded by intellectual property – need expertise in tank design, material science and storage of gaseous fuels  Time to develop and validate tanks – Lengthy timelines required for design, test and validation of tank designs (9 to 18 months)  Manufacturing/ equipment setup ( 1 to 2 years)  Quality, process control and environmental systems (1 to 2 years)  Processing optimization and efficient fiber translation – multiple years New Type IV tank entrants may need 4 to 5 years to become competitive 10

Unleashing Innovation Quality Certification: ISO 9001 ISO 14001 ISO/TS 16949 Our Intellectual Property  Key IP in in Core Competencies  Natural gas storage/metering  Fiber Placement for storage vessels  Proprietary manufacturing methodologies Strong IP Portfolio established over past 20 years 11

Unleashing Innovation Quality Certification: ISO 9001 ISO 14001 ISO/TS 16949 Our Strategy  Deliver value through complete systems approach  Leverage existing relationships with OEMs, Fleets & Transportation Cos. Quantum has a history, as a Tier-I OEM level supplier, of delivering value through tanks and systems 12 V al u e t o C u st o me r Tanks Storage Modules Systems Vehicle Integration Leveraging Quantum’s System Capabilities

Unleashing Innovation Quality Certification: ISO 9001 ISO 14001 ISO/TS 16949 CNG Fuel Module - Frame Rail Mounted Quantum designs and manufactures state- of-the-art complete fuel system modules

Unleashing Innovation Quality Certification: ISO 9001 ISO 14001 ISO/TS 16949 Quantum offers the lightest-weight back- of-cab storage system in the industry CNG Fuel Modules - Back of Cab Mounted

Unleashing Innovation Quality Certification: ISO 9001 ISO 14001 ISO/TS 16949 Back of Cab Fuel Module 15

Unleashing Innovation Quality Certification: ISO 9001 ISO 14001 ISO/TS 16949 Lake Forest, CA - Systems Assembly & Vehicle Integration Facility Quantum designs and manufactures fuel system modules at its Lake Forest facility 16

Unleashing Innovation Quality Certification: ISO 9001 ISO 14001 ISO/TS 16949 Evidence Our Strategy is Working  Ryder Partners with Quantum to Offer New Technology for Compressed Natural Gas Truck Fleets  5 year exclusive master supply agreement signed on May 5, 2014  Required to buy 95% of systems from Quantum  Ryder indicates strong interest in up to 300-600 systems in 2014 with growth in 2015/16 Building value through delivering systems to our customers 17

Unleashing Innovation Quality Certification: ISO 9001 ISO 14001 ISO/TS 16949 Our Major Addressable Market – Heavy Duty (Class 6, 7 & 8) Trucks Heavy Duty truck adoption rate to natural gas expected to reach 15% by 2017 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 2012 2013 2014 2015 2016 2017 U.S. Heavy Duty Truck Natural Gas Adoption Rate Industry Consensus Adoption Rate (1) Frost & Sullivan Report N8CF-19 North American Truck Forecast (2) Consensus of Frost & Sullivan and ACT and other industry projections 18 Growth & Adoption 2014 2015 2016 2017 HD Trucks (1) 426,000 444,000 404,000 427,000 Adoption (2) 5% 8% 11% 15% Nat Gas 21,300 35,520 44,440 64,080

Unleashing Innovation Quality Certification: ISO 9001 ISO 14001 ISO/TS 16949 What is Driving the Heavy Duty Market  Economics  ROI – CNG offers a two-year payback  Infrastructure  New innovations and engine technologies  Lower-cost and lighter-weight solutions Growth and adoption expected to continue to increase 19

Unleashing Innovation Quality Certification: ISO 9001 ISO 14001 ISO/TS 16949 Our Management Team Highly experienced team in bringing natural gas vehicle systems to market Brian Olson, President & Chief Executive Officer  CEO since 2012  CFO and Treasurer since 2002  20 years of experience in the advanced vehicle technology industry  Previously a senior executive of $200 Million advanced vehicle company Mark Arold, Vice-President  Engineering and Executive positions with Quantum since 1994  20 years of experience in the advanced vehicle technology industry Brad Timon, Chief Financial Officer  CFO since 2012  Controller and Chief Accounting Officer since 2004  10 years of experience in the alternative fuels industry David Mazaika, Executive Director of Strategic Development  Over 14 years of experience in EV and alternative fueled vehicle development  Co-founder of the ISE Corporation and recipient of CALSTART’s “Blue Sky Award” (1997)  Joined Quantum in December 2008 20

Financial Overview

Unleashing Innovation Quality Certification: ISO 9001 ISO 14001 ISO/TS 16949 Improving Our Operating Results Growing revenue base and cost reductions have led to improved operating results 22 2014 2013 2013 2012 2011 Revenues: CNG revenues 7,052$ 3,590$ 29,260$ 11,597$ 4,559$ Other revenues 903$ 817$ 2,644$ 11,115$ 29,351$ Total Revenues 7,955$ 4,407$ 31,904$ 22,712$ 33,910$ Gross product margin 24% 26% 29% 26% 28% Operating loss (1,633)$ (3,880)$ (6,637)$ (14,419)$ (27,976)$ In thousands, exept gross margin Calendar YearFirst Quarter

Unleashing Innovation Quality Certification: ISO 9001 ISO 14001 ISO/TS 16949 Strengthening Our Balance Sheet Cash Position and Working Capital improved Reducing debt 23 ($ in Thousands) March 31, December 31, Balance Sheet Information 2014 2013 Cash 16,417$ 6,254$ Working Capital, excluding derivatives 16,154 1,084 Assets of operations held for sale 24,817 26,359 Total Assets 75,072 66,004 Debt principal and interest, excluding operations held for sale 12,885 17,412 Derivative liabilities 2,767 2,415 Liabilities of operations held for sale 21,784 23,415 Total Equity 34,791 16,980

Unleashing Innovation Quality Certification: ISO 9001 ISO 14001 ISO/TS 16949 Lowering our Cost of Borrowing 5 year low interest convertible notes require no scheduled debt service payments 24 ** Conversion Price of $2.38 ($ in Thousands) March 31, December 31, Debt Obligations - Principal and Interest 2014 2013 Convertible Notes (2.0%)** 10,588$ 11,063$ Bank - Revolving Line of Credit (prime + 2.0%) - 3,844 Equipment Financing ($112K payment per month) 2,269 2,473 Other 28 32 Total outstanding principal and accrued interest 12,885$ 17,412$

Unleashing Innovation Quality Certification: ISO 9001 ISO 14001 ISO/TS 16949 Excited about Our Financial Outlook Targeting continued positive trend in operating performance in 2014  Continued Focus on Natural Gas Vehicle Market ‒ Validating and commercializing new CNG systems and vehicles ‒ Enabling expanded commercialization of NGV’s in 2014/15  Continued Growth in Natural Gas Tank Sales ‒ Adding tank manufacturing capacity in 2014  Continued Expansion of Natural Gas Storage System Sales ⁻ Adding systems assembly capacity in 2014  Continued Financial Improvement ‒ Sufficient liquidity to run and expand operations ‒ Irvine facility closed in Q1 2014 25